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                                                                   Exhibit 10.21







                                       CANADIAN
                             PURCHASE AND SALE AGREEMENT


                            DATED AS OF SEPTEMBER 26, 1997


                                        AMONG


                                AMPHENOL CANADA CORP.,


                               AMPHENOL FUNDING CORP.,


                                         AND


                                AMPHENOL CORPORATION,
                      INDIVIDUALLY AND AS THE INITIAL SERVICER.

                                  TABLE OF CONTENTS

                                     ARTICLE I
                           AGREEMENT TO PURCHASE AND SELL

SECTION 1.1  AGREEMENT TO PURCHASE AND SELL..................................2
SECTION 1.2  TIMING OF PURCHASES.............................................3
SECTION 1.3  CONSIDERATION FOR PURCHASES.....................................3
SECTION 1.4 [Intentionally Omitted]..........................................3
SECTION 1.5  PURCHASE AND SALE TERMINATION DATE..............................3

                                      ARTICLE II
                            CALCULATION OF PURCHASE PRICE

SECTION 2.1  CALCULATION OF PURCHASE PRICE...................................3
SECTION 2.2  DEFINITIONS AND CALCULATIONS RELATED TO PURCHASE PRICE..........5

                                     ARTICLE III
                              PAYMENT OF PURCHASE PRICE

SECTION 3.1  INITIAL PURCHASE PRICE PAYMENT..................................6
SECTION 3.2  SUBSEQUENT PURCHASE PRICE PAYMENTS..............................6
SECTION 3.3  SETTLEMENT AS TO SPECIFIC RECEIVABLES...........................7
SECTION 3.4  SETTLEMENT AS TO DILUTION.......................................7

                                      ARTICLE IV
                               [INTENTIONALLY OMITTED]

                                      ARTICLE V
                               CONDITIONS OF PURCHASES

SECTION 5.1  CONDITIONS PRECEDENT TO PURCHASE................................8
SECTION 5.2  CERTIFICATION AS TO REPRESENTATIONS AND WARRANTIES.............10

                                      ARTICLE VI
                   REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR

SECTION 6.1  ORGANIZATION AND GOOD STANDING.................................10
SECTION 6.2  DUE QUALIFICATION..............................................10
SECTION 6.3  POWER AND AUTHORITY; DUE AUTHORIZATION.........................11
SECTION 6.4  VALID SALE; BINDING OBLIGATIONS................................11
SECTION 6.5  NO VIOLATION...................................................11
SECTION 6.6  PROCEEDINGS....................................................11


                                       CANADIAN PURCHASE AND SALE AGREEMENT - i
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SECTION 6.7  BULK SALES ACTS................................................11
SECTION 6.8  GOVERNMENT APPROVALS...........................................12
SECTION 6.9  MATERIAL ADVERSE EFFECT........................................12
SECTION 6.10  LICENSES, CONTINGENT LIABILITIES AND LABOR CONTROVERSIES......12
SECTION 6.11  MARGIN REGULATIONS............................................12
SECTION 6.12  QUALITY OF TITLE..............................................12
SECTION 6.13  ACCURACY OF INFORMATION.......................................12
SECTION 6.14  OFFICES.......................................................13
SECTION 6.15  TRADE NAMES...................................................13
SECTION 6.16  TAXES.........................................................13
SECTION 6.17  COMPLIANCE WITH APPLICABLE LAWS...............................13

                                     ARTICLE VII
                             COVENANTS OF THE ORIGINATOR

SECTION 7.1  AFFIRMATIVE COVENANTS..........................................13
SECTION 7.2  REPORTING REQUIREMENTS.........................................16
SECTION 7.3  NEGATIVE COVENANTS.............................................16
SECTION 7.4  LOCK-BOX BANKS. ...............................................17

                                     ARTICLE VIII
                         ADDITIONAL RIGHTS AND OBLIGATIONS IN
                              RESPECT OF THE RECEIVABLES

SECTION 8.1  RIGHTS OF AFC..................................................17
SECTION 8.2  RESPONSIBILITIES OF THE ORIGINATOR.............................17
SECTION 8.3  FURTHER ACTION EVIDENCING PURCHASES............................18
SECTION 8.4  APPLICATION OF COLLECTIONS.....................................18

                                      ARTICLE IX
                         PURCHASE AND SALE TERMINATION EVENTS

SECTION 9.1  PURCHASE AND SALE TERMINATION EVENTS...........................19
SECTION 9.2  REMEDIES.......................................................20

                                      ARTICLE X
                                   INDEMNIFICATION

SECTION 10.1  INDEMNITIES BY AMPHENOL AND THE ORIGINATOR....................20
SECTION 10.2 CURRENCY INDEMNITY.............................................22
SECTION 10.3 TAXES AND DEDUCTIONS...........................................22


                                      CANADIAN PURCHASE AND SALE AGREEMENT - ii
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                                      ARTICLE XI
                                    MISCELLANEOUS

SECTION 11.1  AMENDMENTS, WAIVERS, ETC......................................22
SECTION 11.2  NOTICES, ETC..................................................23
SECTION 11.3  CUMULATIVE REMEDIES...........................................23
SECTION 11.4  BINDING EFFECT; ASSIGNABILITY.................................23
SECTION 11.5  GOVERNING LAW.................................................23
SECTION 11.6  COSTS, EXPENSES AND TAXES.....................................24
SECTION 11.7  SUBMISSION TO JURISDICTION; PROCESS AGENT.....................24
SECTION 11.8  WAIVER OF JURY TRIAL..........................................25
SECTION 11.9  CAPTIONS AND CROSS REFERENCES; INCORPORATION BY REFERENCE.....25
SECTION 11.10  EXECUTION IN COUNTERPARTS....................................25
SECTION 11.11  ACKNOWLEDGMENT AND AGREEMENT.................................25
SECTION 11.12  NO PROCEEDINGS...............................................25


APPENDIX A    Definitions

EXHIBIT A     Form of Purchase Report
EXHIBIT B     Form of Originator Assignment Certificate
EXHIBIT C     Proceedings
EXHIBIT D     Office Locations
EXHIBIT E     Trade Names and Corporate Reorganizations










                                    CANADIAN PURCHASE AND SALE AGREEMENT - iii

    THIS CANADIAN PURCHASE AND SALE AGREEMENT (this "AGREEMENT"), dated as of September 26, 1997, is among AMPHENOL CORPORATION, a Delaware corporation ("AMPHENOL"), individually and as the initial Servicer, AMPHENOL CANADA CORP., a Canadian corporation (the "ORIGINATOR"), and AMPHENOL FUNDING CORP., a Delaware corporation ("AFC").


                                     DEFINITIONS


    Unless otherwise indicated, certain terms that are capitalized and used throughout this Agreement are defined in APPENDIX A. All references herein to months are to calendar months unless otherwise expressly indicated.


                                      BACKGROUND

    1.AFC is a special purpose corporation, all of the issued and outstanding shares of which are owned by Affiliates of the Originator.

    2.The Originator generates Receivables in the ordinary course of its business, certain of which are denominated in Canadian Dollars.

    3.The Originator, in order to finance its business, wishes to sell Receivables to AFC, and AFC is willing, on the terms and subject to the conditions set forth herein, to purchase Receivables from the Originator.

    4.Each of the Originator and AFC intends this transaction to be a true sale of Receivables by the Originator to AFC providing AFC with the full benefits of ownership of the Receivables, and the Originator and AFC do not intend the transactions hereunder to be, or for any purpose to be, characterized as a loan from AFC to the Originator.

    5.AFC has entered into the Receivables Purchase Agreement with Pooled Accounts Receivable Capital Corporation, Nesbitt Burns Securities, Inc., as the Agent, and Amphenol pursuant to which AFC intends to sell Participations in the Receivables from time to time pursuant to the Receivables Purchase Agreement.

    NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                      ARTICLE I
                            AGREEMENT TO PURCHASE AND SELL

    SECTION 1.1 AGREEMENT TO PURCHASE AND SELL. On the terms and subject to the conditions set forth in this Agreement (including ARTICLE V), the Originator agrees to sell to AFC, and AFC agrees to purchase from the Originator, from time to time on or after the Initial Closing Date, but before the Purchase and Sale Termination Date, all of the Originator's right, title and interest in and to:

         (a)each Receivable of the Originator that existed and was owing to the Originator as at the closing of the Originator's business on September 26, 1997;

         (b)each Receivable created by the Originator from and including the closing of the Originator's business on September 26, 1997, to and including the Purchase and Sale Termination Date;

         (c)all rights to, but not the obligations under, all Related Security;

         (d)all monies due or to become due with respect to the Receivables described in CLAUSES (A) and (B);

         (e)all proceeds of Receivables described in CLAUSES (A) and (B) above (as defined in the UCC) that are or were received by the Originator on or after the closing of the Originator's business on September 26, 1997, including, without limitation, all funds that either are received by the Originator, AFC or the Servicer from or on behalf of the Obligors in payment of any amounts owed (including, without limitation, invoice price, finance charges and all other charges) in respect of Receivables, or are applied to such amounts owed by the Obligors (including, without limitation, insurance payments that the Originator or the Servicer applies in the ordinary course of its business to amounts owed in respect of any Receivable and net proceeds of sale or other disposition of repossessed goods or other collateral or property of the Obligors or any other parties directly or indirectly liable for payment of such Receivables); and

         (f)all books and records related to any of the foregoing.

All purchases hereunder shall be made without recourse, but shall be made pursuant to, and in reliance upon, the representations, warranties and covenants of the Originator set forth in this Agreement and each other Transaction Document. No obligation or liability to any Obligor on any Receivable is intended to be assumed by AFC hereunder, and any such assumption is expressly disclaimed. The sale of Receivables and related rights under this Agreement is absolute and unconditional and is not intended by the parties to be, and shall not be construed to be, a loan or an arrangement by way of security. Notwithstanding anything else herein to the contrary, there is hereby excluded from such sale any rights to recover, or any amounts payable by any Obligor with


                                        CANADIAN PURCHASE AND SALE AGREEMENT - 2
respect to, interest, finance charges or any similar charges on any Receivable the Obligor of which is not a resident of the United States. AFC's foregoing commitment to purchase Receivables and related rights is herein called the "PURCHASE FACILITY."

    SECTION 1.2  TIMING OF PURCHASES.

    (a)INITIAL CLOSING DATE PURCHASES. The Originator's entire right, title and interest in: (i) each Receivable that existed and was owing to the Originator as at the closing of the Originator's business on September 26, 1997, (ii) all Receivables created by the Originator from and including the closing of the Originator's business on such date to and including the Initial Closing Date, and (iii) all related assets and proceeds thereof (as described in the foregoing
SECTION 1.1) automatically shall be deemed to have been sold to AFC on the Initial Closing Date.

    (b)REGULAR PURCHASES. After the Initial Closing Date, until the Purchase and Sale Termination Date, each Receivable (and the rights related thereto described in SECTION 1.1) created by the Originator shall be deemed to have been sold to AFC immediately (and without further action) upon the creation of such Receivable.

    SECTION 1.3 CONSIDERATION FOR PURCHASES. On the terms and subject to the conditions set forth in this Agreement, AFC agrees to make Purchase Price payments to the Originator in accordance with ARTICLE III.

    SECTION 1.4 [Intentionally Omitted].

    SECTION 1.5 PURCHASE AND SALE TERMINATION DATE. The "PURCHASE AND SALE TERMINATION DATE" shall be the earliest to occur of: (a) the date of the termination of this Agreement pursuant to SECTION 9.2 and (b) the Payment Date immediately following the day on which the Originator shall have given notice to AFC at or prior to 10:00 a.m. (New York City time) that the Originator desires to terminate this Agreement; PROVIDED, HOWEVER, that the Purchase and Sale Termination Date shall not occur until the Commitment shall have terminated, the Aggregate Investment shall have been reduced to zero and all Obligations shall have been finally and fully paid and performed.


                                      ARTICLE II
                            CALCULATION OF PURCHASE PRICE


    SECTION 2.1 CALCULATION OF PURCHASE PRICE. On each Payment Date (including the Initial Closing Date), the Servicer shall deliver to AFC, the Agent and the Originator a report in substantially the form of EXHIBIT A (each such report being herein called a "PURCHASE REPORT") with respect to AFC's payment for Receivables purchased from the Originator:

         (a)that are to be made on such Payment Date (in the case of the Purchase Report to be delivered on Initial Closing Date), or


                                        CANADIAN PURCHASE AND SALE AGREEMENT - 3

         (b)that were made during the month immediately preceding such Payment Date (in the case of each subsequent Purchase Report) (or, in the case of the first Payment Date after the Initial Closing Date, from the closing of the Originator's business on September 26 to the end of such preceding month).

The "PURCHASE PRICE" to be paid to the Originator on each Payment Date for the Receivables that are to be sold by the Originator on such Payment Date (in the case of the Initial Closing Date) or that were sold by the Originator during the month immediately preceding such Payment Date (in the case of each subsequent Payment Date) shall be set forth in the relevant Purchase Report and shall be determined in accordance with the following formula:

         PP = AUB - PD

         where:
         -----

         PP   =    Purchase Price to be paid to the Originator on the relevant
                   Payment Date

         AUB  =    (i) for purposes of calculating the Purchase Price on the
                   Initial Closing Date, the aggregate outstanding Unpaid
                   Balance of all Receivables that were generated by the Originator, as measured as at the closing of the Originator's business on September 26, 1997, and (ii) for purposes of calculating the Purchase Price on each Payment
                   Date thereafter, the aggregate Unpaid Balance of all Receivables generated by the Originator during the month immediately preceding such Payment Date (or, in the case of the first Payment Date after the Initial Closing Date, from the closing of the Originator's business on September 26, 1997 to the end of such preceding month) (it being agreed that, subject to SECTION 3.4, the Unpaid Balance of each such Receivable shall be measured for this purpose only at the time such Receivable was generated)

         PD   =    Purchase Discount as measured on such Payment Date

         where:
         -----

         Purchase
         Discount  =    COFD + SD + LD

         AND:

         COFD =    Cost of Funds Discount as measured on such Payment Date

         SD   =    Spread Discount as measured on such Payment Date


                                        CANADIAN PURCHASE AND SALE AGREEMENT - 4

         LD   =    Loss Discount as measured on such Payment Date

    SECTION 2.2  DEFINITIONS AND CALCULATIONS RELATED TO PURCHASE PRICE.

    (a)COST OF FUNDS DISCOUNT. "COST OF FUNDS DISCOUNT," as measured on any Payment Date, shall mean: (i) for purposes of the Initial Closing Date, $0, and
(ii) for purposes of each subsequent Payment Date, the sum of all of AFC's financing costs and expenses related to this Agreement (without duplication of any such costs and expenses allocated to the U.S. Purchase and Sale Agreement) incurred during the month preceding such Payment Date, including, without limitation, accrued Earned Yield, Commitment Fees, Program Fee, reserve costs, tax payments and indemnity obligations of AFC for which AFC is not indemnified pursuant to this Agreement; PROVIDED, that to the extent that any such costs and expenses are payable by AFC in a currency other than Dollars, the amount of such costs and expenses shall be converted into Dollars using the "buy rate" for U.S. Dollars from the applicable currency as then most recently published in the "Wall Street Journal."

    (b)[Intentionally Omitted]

    (c)SPREAD DISCOUNT. The "SPREAD DISCOUNT," as measured on any Payment Date, shall be calculated in accordance with the following formula:

         SD = AUB x S

         where:
         -----

         SD   =    Spread Discount as measured on such Payment Date

         AUB has the meaning assigned thereto in SECTION 2.1

         S    =    Spread of two (2.0) basis points.

    (d)LOSS DISCOUNT. The "LOSS DISCOUNT," as measured on any Payment Date, shall be calculated in accordance with the following formula:

         LD = AUB x LR

         where:
         -----

         LD   =    Loss Discount as measured on such Payment Date

         AUB has the meaning assigned thereto in SECTION 2.1

         LR   =    (i) for purposes of the first three Payment Dates (including the Initial Closing Date) the Average Loss Rate of the
                   Receivables generated by


                                        CANADIAN PURCHASE AND SALE AGREEMENT - 5
                   the Originator, as measured on such Payment Date, and (ii) for purposes of each Payment Date thereafter, the Loss Rate of the Receivables generated by the Originator, as measured on such Payment Date.

    (e)AVERAGE LOSS RATE. The "AVERAGE LOSS RATE" of the Receivables, as measured on any Payment Date, means one-tenth of: (i) the aggregate Unpaid Balance of all such Receivables that were written off during the ten complete months ending August 31, 1997 DIVIDED BY (ii) the monthly average Unpaid Balance of all such Receivables generated by the Originator as measured for such ten-month period.

    (f)LOSS RATE. The "LOSS RATE" of the Receivables, as measured on any Payment Date, means:(i) the aggregate Unpaid Balance of all such Receivables that became more than 180 days past due (or, without duplication, were written off) during the month preceding such Payment Date DIVIDED BY (ii) the Month-End Balance of such Receivables for the month preceding such Payment Date.

    (g)MONTH-END BALANCE. The "MONTH-END BALANCE," during any month, of the Receivables means an amount equal to the aggregate Unpaid Balance of such Receivables at the close of the Servicer's (or, for periods prior to the Initial Closing Date, the Originator's) business on the last Business Day of such month.

    (h)EXCHANGE RATE. For all purposes of this Agreement, all calculations in respect of the Receivables originated by the Originator that are denominated in Canadian Dollars shall be calculated as if such Canadian Dollars were converted on the date of such calculation to United States Dollars at a spot rate for the purchase of U.S. Dollars determined by the Chicago office of the Bank of Montreal in its sole discretion.


                                     ARTICLE III
                              PAYMENT OF PURCHASE PRICE


    SECTION 3.1 INITIAL PURCHASE PRICE PAYMENT. On the terms and subject to the conditions set forth in this Agreement, AFC agrees to pay to the Originator the Purchase Price for the purchase to be made from the Originator on the Initial Closing Date in cash out of the proceeds that AFC receives from the Purchaser under the Receivables Purchase Agreement; PROVIDED, that AFC first shall apply any such Canadian Dollar proceeds to the payment of the Purchase Price relating to the Receivables denominated and payable in Canadian Dollars.

    SECTION 3.2 SUBSEQUENT PURCHASE PRICE PAYMENTS. On each Payment Date falling after the Initial Closing Date, on the terms and subject to the conditions set forth in this Agreement, AFC shall pay to the Originator the Purchase Price for the Receivables generated by the Originator during the immediately preceding month in cash by depositing into such account as the Originator shall


                                        CANADIAN PURCHASE AND SALE AGREEMENT - 6
specify immediately available funds from monies then held by or on behalf of AFC from Collections, solely to the extent that such monies do not constitute Collections that are required to be segregated and held by the Servicer pursuant to the Receivables Purchase Agreement or to be distributed to the Servicer pursuant to the Receivables Purchase Agreement on the next Settlement Date or otherwise required to be paid to the Servicer on the next Settlement Date (collectively, the "AVAILABLE FUNDS"). Amounts paid to the Originator on account of the Purchase Price shall be reconciled on each Settlement Date by determining: (a) the Purchase Price payable pursuant to SECTION 2.1 with respect to all Receivables sold by the Originator hereunder on each Payment Date and (b) the sum of the amounts paid to the Originator pursuant to the foregoing sentence for such Receivables and the amount of any reduction under SECTION 3.3 and 3.4 in the Purchase Price of such Receivables. If the amount described in CLAUSE (A) is greater than the amount described in CLAUSE (B), AFC shall pay to the Originator, to the extent of Available Funds, the amount of such excess in immediately available funds on such Settlement Date. If the amount described in CLAUSE (A) is less than the amount described in CLAUSE (B), the Originator shall pay to AFC the shortfall in immediately available funds on such Settlement Date.

    SECTION 3.3 SETTLEMENT AS TO SPECIFIC RECEIVABLES. If on the day of purchase of any Receivable from the Originator hereunder any of the representations or warranties relating to title set forth in SECTION 6.12 is not true with respect to such Receivable, then the Originator forthwith shall deliver to the Servicer for deposit into a Lock-box Account same day funds in an amount equal to the Unpaid Balance of such Receivable for application by the Servicer to the same extent as if Collections of such Unpaid Balance had actually been received on such date; PROVIDED, that if AFC thereafter receives payment on account of Collections due with respect to such Receivable, AFC promptly shall deliver such funds to the Originator.

    SECTION 3.4 SETTLEMENT AS TO DILUTION. Each Purchase Report (other than the Purchase Report to be delivered on the Initial Closing Date) shall include, in respect of the Receivables previously generated by the Originator, a calculation of the aggregate net reduction in the aggregate Unpaid Balance of such Receivables owed by particular Obligors on account of any defective, rejected or returned goods or services, any cash discount, or any incorrect billings, other adjustments, or setoffs in respect of any claims by the Obligor(s) thereof against the Originator or any of its Affiliates (whether such claims arise out of the same or a related or unrelated transaction), during the most recent month, as indicated on the books of AFC (or, for periods prior to the Initial Closing Date, the books of the Originator). The Purchase Price that otherwise would be paid to the Originator on the Payment Date on which such Purchase Report is delivered shall be decreased by the amount of such net reduction. If there have been no purchases of Receivables (or insufficiently large purchases of Receivables) from the Originator during the month immediately preceding any Payment Date, any amount owed by which the Purchase Price payable to the Originator would have been reduced pursuant to the immediately preceding sentence shall be paid by the Originator in cash to AFC.


                                        CANADIAN PURCHASE AND SALE AGREEMENT - 7

                                      ARTICLE IV
                               [INTENTIONALLY OMITTED]


                                      ARTICLE V
                               CONDITIONS OF PURCHASES


    SECTION 5.1 CONDITIONS PRECEDENT TO PURCHASE. The effectiveness of this Agreement is subject to the condition precedent that the Servicer (on AFC's behalf) shall have received, on or before the date hereof, the following, each (unless otherwise indicated) dated the date hereof, and each in form and substance satisfactory to Amphenol (acting on AFC's behalf) and the Agent:

         (a)an Originator Assignment Certificate in the form of EXHIBIT B from the Originator, duly completed, executed and delivered by the Originator;

         (b)a copy of the resolutions of the Board of Directors of each of the Originator, Amphenol and AFC approving the transactions contemplated hereby, certified by the respective Secretary or Assistant Secretary of such Person;

         (c)(i) a certificate of compliance, of status or of good standing, as and to the extent applicable, with respect to the Originator issued as of a recent date acceptable to the Servicer by the applicable governmental authority of the Originator's jurisdiction of amalgamation and of each province in which an Obligor is or is likely to be situated if the Originator's registration as an extra-provincial corporation in such Province is required as a condition precedent to the effectiveness or enforceability of AFC's ownership interest in the Receivables and related rights sold hereunder, and (ii) a certificate of good standing with respect to each of Amphenol and AFC issued as of a recent date acceptable to the Servicer by the Secretary of State of the jurisdiction of its incorporation;

         (d)a certificate of the Secretary or Assistant Secretary of: (i) the Originator and (ii) except to the extent that the certificates delivered in connection with the U.S. Purchase and Sale Agreement remain true and correct, each of Amphenol and AFC, in each case certifying the names and true signatures of the officers authorized on its behalf to sign the Transaction Documents to be delivered by it (on which certificates the Servicer and AFC may conclusively rely until such time as the Servicer shall receive from any such Person a revised certificate meeting the requirements of this SUBSECTION (D));

         (e)copies of the articles of incorporation or other organizational document of the Originator, together with the certificate of status issued by the Ministry of Consumer and Commercial Relations as of a recent date acceptable to the Servicer, together with a copy of the by-laws of the Originator, each duly certified by the Secretary or an Assistant Secretary of the Originator;


                                        CANADIAN PURCHASE AND SALE AGREEMENT - 8

         (f)originals (or if not available before the Initial Closing Date, photocopies of such documents or statements accepted for filing) of properly completed and duly executed and registered assignments (including, without limitation, the Originator Assignment Certificate) and/or financing statements, verification statements or other similar statements, with the registration date, time and number stamped thereon, naming the Originator as the debtor/seller and AFC as the secured party/purchaser (and originals of properly completed and duly executed and registered financing change statements, verification statements or other similar statements, with the registration date, time and number stamped thereon, naming the Purchaser (in respect of those jurisdictions in Canada that then have a Personal Property Security Act in force) or Bank of Montreal Trust Company (as Collateral Trustee), as assignee of AFC) of the Receivables generated by the Originator as may be necessary or, in Servicer's or the Agent's opinion, desirable under the UCC of all appropriate jurisdictions to perfect AFC's ownership interest in all Receivables and such other rights, accounts, instruments and moneys (including, without limitation, Related Security) in which an ownership or security interest may be assigned to it hereunder (PROVIDED, that no such registrations shall be required in Nova Scotia, Newfoundland or New Brunswick as a condition to closing);

         (g)(i) A written search report from a Person satisfactory to the Servicer listing all effective financing statements that name the Originator (under its current name or any previous name) as debtor or assignor and that are filed in the jurisdictions in which filings were made pursuant to the foregoing SUBSECTION (F), together with copies of such financing statements (none of which, except for those described in the foregoing SUBSECTION (F), shall cover any Receivable or any right related to any Receivable that is of the type described in SECTION 1.1) which is to be sold to AFC hereunder, and (ii) tax and judgment lien search reports from a Person satisfactory to Servicer showing no evidence of such liens filed against the Originator;

         (h)evidence of the delivery of favorable opinions of: (i) Baker & McKenzie, special Canadian counsel to Amphenol, AFC and the Originator, and
    (ii) Davies, Ward & Beck, special Canadian counsel to the Agent, in form and substance satisfactory to the Servicer and the Agent;

         (i)evidence: (i) of the execution and delivery by each of the parties thereto of each of the other Transaction Documents to be executed and delivered in connection herewith and (ii) that each of the conditions precedent to the execution, delivery and effectiveness of such other Transaction Documents has been satisfied to Servicer's satisfaction;

         (j)A certificate from an officer of the Originator to the effect that the Servicer and the Originator have placed on the most recent, and have taken all steps reasonably necessary to ensure that there shall be placed on each subsequent, data processing report that it generates which are of the type that a proposed purchaser or lender would use to evaluate the Receivables, the following legend (or the substantive equivalent thereof):
    "THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO AMPHENOL FUNDING


                                        CANADIAN PURCHASE AND SALE AGREEMENT - 9

    CORP. PURSUANT TO A CANADIAN PURCHASE AND SALE AGREEMENT, DATED AS OF SEPTEMBER 26, 1997, AS AMENDED, AMONG AMPHENOL CORPORATION, AMPHENOL CANADA CORP. AND AMPHENOL FUNDING CORP.; AND UNDIVIDED, FRACTIONAL OWNERSHIP INTERESTS IN THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO POOLED ACCOUNTS RECEIVABLE CAPITAL CORPORATION PURSUANT TO AN AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, DATED AS OF MAY 19, 1997, AS AMENDED, AMONG AMPHENOL FUNDING CORP., AMPHENOL CORPORATION, POOLED ACCOUNTS RECEIVABLE CAPITAL CORPORATION AND NESBITT BURNS SECURITIES, INC., AS THE AGENT"; and

         (k)confirmation that: (i) all the Obligors of the Originator have been instructed to deposit all Collections of Portfolio Receivables directly to a post office box related to the relevant Lock-box Account with a Lock-box Bank or (ii) if not so instructed, the Originator will transfer any Collections that it receives to the Servicer (for AFC's account) pursuant to SECTION 8.2(A).

    SECTION 5.2 CERTIFICATION AS TO REPRESENTATIONS AND WARRANTIES. The Originator, by accepting the Purchase Price related to each purchase of Receivables generated by the Originator, shall be deemed to have certified that the representations and warranties contained in ARTICLE VI are true and correct on and as of such day, with the same effect as though made on and as of such day (except to the extent that any such representation or warranty is expressed to be made only as of an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date).


                                      ARTICLE VI
                   REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR


    In order to induce AFC to enter into this Agreement and to make purchases hereunder, the Originator hereby makes with respect to itself, and Amphenol, jointly and severally with the Originator, makes with respect to the Originator, the representations and warranties set forth in this ARTICLE VI.

    SECTION 6.1 ORGANIZATION AND GOOD STANDING. The Originator has been duly organized and is validly existing as a corporation in good standing under the laws of the province of Ontario, Canada, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

    SECTION 6.2 DUE QUALIFICATION. The Originator is duly licensed or qualified to do business as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such licensing or qualification (except to the extent


                                       CANADIAN PURCHASE AND SALE AGREEMENT - 10
that the failure to be so licensed or qualified would not be reasonably likely to have a Material Adverse Effect).

    SECTION 6.3  POWER AND AUTHORITY; DUE AUTHORIZATION. The Originator has:
(a) all necessary power, authority and legal right: (i) to execute and deliver, and perform its obligations under, each Transaction Document to which it is a party and (ii) to generate, own, sell and assign Receivables on the terms and subject to the conditions herein and therein provided, and (b) duly authorized such execution and delivery and such sale and assignment and the performance of such obligations by all necessary corporate action (including, if required, all shareholder action). The Originator has duly executed and delivered this Agreement and each other Transaction Document to which it is a party.

    SECTION 6.4 VALID SALE; BINDING OBLIGATIONS. Each sale made by the Originator pursuant to this Agreement shall constitute a valid sale, transfer and assignment of Receivables to AFC, enforceable against creditors of, and purchasers from, the Originator or a trustee in bankruptcy; and this Agreement constitutes, and each other Transaction Document signed or to be signed by the Originator, when duly executed and delivered, constitutes or will constitute, a legal, valid and binding obligation of the Originator, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

    SECTION 6.5 NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents, and the fulfillment of the terms hereof or thereof, will not: (a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under: (i) the Originator's articles or certificate of incorporation or by-laws, or (ii) any indenture, loan agreement, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it or any of its property is bound, except for any conflict, breach or default that would not be reasonably likely to have a Material Adverse Effect, (b) result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, loan agreement, mortgage, deed of trust or other agreement or instrument, other than the Transaction Documents, or (c) violate any law or any order, rule or regulation applicable to it of any court or of any federal, provincial, territorial, state or foreign regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or any of its properties, except for any violation that would not be reasonably likely to have a Material Adverse Effect.

    SECTION 6.6 PROCEEDINGS. Except as set forth in EXHIBIT C, there is no action, suit, proceeding or investigation pending by or before any court, regulatory body, arbitrator, administrative agency or other tribunal or governmental instrumentality: (a) asserting the invalidity of any Transaction Document, (b) seeking to prevent the issuance of the Originator's Originator Assignment Certificate or the consummation of any of the transactions contemplated by any Transaction Document or (c) seeking any determination or ruling that is reasonably likely to have a Material Adverse Effect.


                                       CANADIAN PURCHASE AND SALE AGREEMENT - 11

    SECTION 6.7 BULK SALES ACTS. No transaction contemplated hereby requires compliance with, or will be subject to avoidance under, any bulk sales act or similar law.

    SECTION 6.8 GOVERNMENT APPROVALS. Except for the filing of the assignments, financing statements, financing change statements and other similar statements referred to in ARTICLE V, all of which, at the time required in
ARTICLE V, shall have been duly made and shall be in full force and effect, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the Originator's due execution, delivery and performance of any Transaction Document to which it is a party, except where the failure to receive or make such authorization, approval, action, notice or filing would not be reasonably likely to have a Material Adverse Effect.

    SECTION 6.9 MATERIAL ADVERSE EFFECT. Since December 31, 1996, no event has occurred that has had, or is reasonably likely to have, a Material Adverse Effect.

    SECTION 6.10 LICENSES, CONTINGENT LIABILITIES AND LABOR CONTROVERSIES.(a) The Originator has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain would be reasonably likely to have a Material Adverse Effect.

    (b)There are no labor controversies pending against the Originator that have had (or are reasonably likely to have) a Material Adverse Effect.

    SECTION 6.11 MARGIN REGULATIONS. No use of any funds acquired by the Originator under this Agreement will conflict with or contravene any of Regulations G, T, U and X promulgated by the Board of Governors of the Federal Reserve System from time to time, or any similar laws, rules or regulations applicable to Canadian corporations.

    SECTION 6.12 QUALITY OF TITLE.(a) Each Receivable of the Originator (together with the Related Security for such Receivable) which is to be sold to AFC hereunder is or shall be owned by the Originator free and clear of any Adverse Claim, except as provided herein and in the Receivables Purchase Agreement. Subject to SECTION 7.1(J), whenever AFC makes a purchase hereunder, it shall have acquired and shall continue to have maintained a valid and perfected ownership interest (free and clear of any Adverse Claim) in all Receivables generated by the Originator and all Collections related thereto, and in the Originator's entire right, title and interest in and to the Related Security with respect thereto.

    (b)No effective financing statement, registration, recording, filing or other instrument similar in effect covering any Receivable generated by the Originator or any right related to any such Receivable that is of the type described in SECTION 1.1 is on file in any recording office except such as may be filed in favor of AFC or the Originator, as the case may be, in accordance with this Agreement or in favor of the Purchaser in accordance with the Receivables Purchase Agreement.


                                       CANADIAN PURCHASE AND SALE AGREEMENT - 12

    SECTION 6.13 ACCURACY OF INFORMATION. All factual written information heretofore or contemporaneously furnished (and prepared) by the Originator to AFC, the Purchaser or the Agent for purposes of or in connection with any Transaction Document or any transaction contemplated hereby or thereby is, and all other such factual written information hereafter furnished (and prepared) by the Originator to AFC, the Purchaser or the Agent pursuant to or in connection with any Transaction Document will be, true and accurate in every material respect on the date as of which such information is dated or certified. No information contained in any report delivered pursuant to SECTION 7.2 or in any Purchase Report shall be incomplete by omitting to state any material fact necessary to make such information not misleading on the date as of which such information is dated or certified.

    SECTION 6.14 OFFICES. The Originator's principal place of business and chief executive office is located at the address set forth under the Originator's signature hereto, and the offices where the Originator keeps all its books, records and documents evidencing its Receivables, the related Contracts and all other agreements related to such Receivables are located at the addresses specified in EXHIBIT D (or at such other locations, notified to the Servicer and the Agent in accordance with SECTION 7.1(F), in jurisdictions where all action required by SECTION 8.3 has been taken and completed).

    SECTION 6.15 TRADE NAMES. The Originator does not use any trade name other than its actual corporate name and the trade names set forth in EXHIBIT E. Except as set forth in EXHIBIT E, the Originator has not been known by any legal name other than its corporate name as of the date hereof, nor has the Originator been the subject of any merger or other corporate reorganization.

    SECTION 6.16 TAXES. The Originator has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

    SECTION 6.17 COMPLIANCE WITH APPLICABLE LAWS. The Originator is in compliance with the requirements of all applicable laws, rules, regulations and orders of all governmental authorities, a breach of any of which, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect.


                                     ARTICLE VII
                             COVENANTS OF THE ORIGINATOR


    SECTION 7.1 AFFIRMATIVE COVENANTS. From the date hereof until the first day following the Purchase and Sale Termination Date, the Originator shall, unless the Servicer (on behalf of AFC) shall otherwise consent in writing:


                                       CANADIAN PURCHASE AND SALE AGREEMENT - 13

         (a)COMPLIANCE WITH LAWS, ETC. Comply in all material respects with all applicable laws, rules, regulations and orders with respect to the Receivables generated by it and the Contracts and other agreements related thereto except where the failure to so comply would not materially and adversely affect the collectibility of such Receivables or the rights of AFC hereunder.

         (b)PRESERVATION OF CORPORATE EXISTENCE. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would be reasonably likely to have a Material Adverse Effect.

         (c)RECEIVABLES REVIEWS. (i) At any time and from time to time during regular business hours, and upon two Business Days' prior written notice so long as no Termination Event is continuing, permit AFC or the Agent, or their respective agents or representatives, (and/or, if the Agent shall have consented (which consent shall not be unreasonably withheld), the Surety Bond Provider or its agents or representatives): (A) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in possession or under the control of the Originator relating to Receivables, including, without limitation, the related Contracts and purchase orders and other agreements related thereto, and (B) to visit the offices and properties of the Originator for the purpose of examining such materials described in CLAUSE (A) above, and to discuss matters relating to Receivables originated by it or the performance hereunder with any of the officers or employees of the Originator having knowledge of such matters, and (ii) without limiting the foregoing CLAUSE (I), from time to time on request of the Agent (given not more than once in each calendar year so long as no Purchase and Sale Termination Event shall have occurred and be continuing), permit certified public accountants or other auditors acceptable to AFC and the Agent to conduct, at AFC's expense (so long as such expenses do not exceed $15,000 in any calendar year), a review of the Originator's books and records with respect to such Receivables.

         (d)KEEPING OF RECORDS AND BOOKS OF ACCOUNT. Maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables it generates in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of such Receivables (including, without limitation, records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable).

         (e)PERFORMANCE AND COMPLIANCE WITH RECEIVABLES AND CONTRACTS. Timely and fully perform and comply in all material respects with all the provisions, covenants and other promises required to be observed by it under the Contracts and all other agreements related to the Receivables that it generates.


                                       CANADIAN PURCHASE AND SALE AGREEMENT - 14

         (f)LOCATION OF RECORDS. Keep its principal place of business and chief executive office, and the offices where it keeps its records concerning or related to Receivables, at the address(es) referred to in EXHIBIT D or, upon 15 days' prior written notice to AFC and the Agent, at such other locations in jurisdictions where all action required by SECTION 8.3 shall have been taken and completed.

         (g)CREDIT AND COLLECTION POLICIES. Comply in all material respects with its Credit and Collection Policy in connection with the Receivables that it generates and all Contracts and other agreements related thereto.

         (h)SEPARATE CORPORATE EXISTENCE OF AFC. Take such actions as shall be required in order that:

              (i)AFC's operating expenses will not be paid by the Originator,

              (ii)the Originator's books and records will be maintained separately from those of AFC,

              (iii)any financial statements of the Originator that are consolidated to include AFC will contain detailed notes clearly stating that AFC is a separate corporate entity and has sold ownership interests in AFC's accounts receivable,

              (iv)the Originator will strictly observe corporate formalities in its dealing with AFC, and funds or other assets of AFC will not be commingled with those of the Originator,

              (v)AFC shall pay to the appropriate Amphenol Person the marginal increase (or, in the absence of such increase, the market amount of its portion) of the premium payable with respect to any insurance policy that covers AFC and any other Amphenol Person, but AFC shall not, directly or indirectly, be named or enter into an agreement to be named, as a direct or contingent beneficiary or loss payee, under any such insurance policy, with respect to any amounts payable due to occurrences or events related to any other Amphenol Person,

              (vi)the Originator will maintain arm's-length relationships with AFC, and the Originator will be compensated at market rates for any services (other than the servicing of the Receivables) it renders or otherwise furnishes to AFC, and

              (vii)the Originator will not be, and will not hold itself out to be, responsible for the debts of AFC or the decisions or actions in respect of the daily business and affairs of AFC.

         (i)POST OFFICE BOXES. Within 60 days after the date hereof, deliver to the Servicer (on behalf of AFC) a certificate from an authorized officer of the Originator to the effect that:


                                       CANADIAN PURCHASE AND SALE AGREEMENT - 15

    (i) the name of the renter of all post office boxes into which Collections may from time to time be mailed have been changed to the name of AFC (unless such post office boxes are in the name of the relevant Lock-box Banks) and (ii) all relevant postmasters have been notified that each of the Servicer (and each Servicer Person) and the Agent is authorized to collect mail delivered to such post office boxes (unless such post office boxes are in the name of the relevant Lock-box Banks).

         (j)MARITIME RECORDATION. Within ten days after the aggregate Unpaid Balance of Receivables the Obligors of which are located in Nova Scotia, Newfoundland and New Brunswick becomes 1% or greater of the aggregate Unpaid Balance of all of the Receivables, the Originator shall file properly completed and duly executed assignments (including, without limitation, the Originator Assignment Certificate) and/or financing statements, verification statements or other similar statements naming the Originator as the debtor/seller and AFC as the secured party/purchaser of the Receivables generated by the Originator as may be necessary or, in the Servicer's or the Agent's opinion, desirable under the UCC of such provinces to perfect AFC's ownership interest in all Receivables and such other rights, accounts, instruments and moneys (including, without limitation, Related Security) in which an ownership or security interest may be assigned to it hereunder.

    SECTION 7.2 REPORTING REQUIREMENTS. From the date hereof until the first day following the Purchase and Sale Termination Date, the Originator shall, unless the Servicer (on behalf of AFC) shall otherwise consent in writing, furnish to AFC and the Agent (with a copy for Purchaser) the following:

         (a)PURCHASE AND SALE TERMINATION EVENTS. As soon as possible after the occurrence of, and in any event within three Business Days after the occurrence of, each Purchase and Sale Termination Event or each Unmatured Purchase and Sale Termination Event in respect of the Originator, a written statement of the chief financial officer or chief accounting officer of the Originator describing such Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event and the action that the Originator proposes to take with respect thereto, in each case in reasonable detail,

         (b)PROCEEDINGS; NAME CHANGE. (i) As soon as possible, and in any event within three Business Days after the Originator otherwise has knowledge thereof, written notice of: (A) any action, suit, proceeding or investigation of the type described in SECTION 6.6 not previously disclosed to AFC and (B) all material adverse developments that have occurred with respect to any previously disclosed actions, suits, proceedings and investigations, and (ii) as soon as possible, but at least 30 days, before any change in the Originator's name, written notice of such change, and

         (c)OTHER. Promptly, from time to time, such other information, documents, records or reports respecting the Receivables or the conditions or operations, financial or otherwise, of the Originator as AFC, the Purchaser or the Agent may from time to time reasonably


                                       CANADIAN PURCHASE AND SALE AGREEMENT - 16
    request in order to protect the interests of AFC, the Purchaser or the Agent under or as contemplated by the Transaction Documents.

    SECTION 7.3 NEGATIVE COVENANTS. From the date hereof until the date following the Purchase and Sale Termination Date, the Originator agrees that, unless Servicer (on behalf of AFC) shall otherwise consent in writing, it shall not:

         (a)SALES, LIENS, ETC. Except as otherwise provided herein or in any other Transaction Document, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Receivable or related Contract or Related Security, or any interest therein, or any Collections thereon, or assign any right to receive income in respect thereof,

         (b)EXTENSION OR AMENDMENT OF RECEIVABLES. Except as otherwise permitted in Section 8.02(c) of the Receivables Purchase Agreement, extend, amend or otherwise modify the terms of any Receivable generated by it in any material respect, or amend, modify or waive, in any material respect, any term or condition of any Contract related thereto (which term or condition relates to payments under, or the enforcement of, such Contract),

         (c)CHANGE IN BUSINESS OR CREDIT AND COLLECTION POLICY. Make any change in the character of its business or materially alter its Credit and Collection Policy, which change would, in either case, be reasonably likely to have a Material Adverse Effect,

         (d)RECEIVABLES NOT TO BE EVIDENCED BY PROMISSORY NOTES OR CHATTEL PAPER. Take any action to cause or permit any Receivable generated by it to become evidenced by any "instrument" or "chattel paper" (as defined in the applicable UCC), and

         (e)MERGERS, ACQUISITIONS, SALES, ETC. (i) Be a party to any merger or consolidation, except: (A) a merger or consolidation involving Amphenol where Amphenol is the surviving corporation or (B) a merger or consolidation among two or more Originators (as defined in the U.S. Purchase and Sale Agreement and including, without limitation, Amphenol), or (ii) directly or indirectly sell, transfer, assign, convey or lease: (A) whether in one or a series of transactions, all or substantially all of its assets, except to another Originator (as defined in the U.S. Purchase and Sale Agreement) (including, without limitation, Amphenol), or (B) any Receivables or any interest therein (other than pursuant to this Agreement).

    SECTION 7.4 LOCK-BOX BANKS. From the date hereof until the date following the Purchase and Sale Termination Date, the Originator agrees that it shall not make any changes in its instructions to Obligors regarding Collections or add or terminate any Lock-box Bank unless the requirements of Section 7.03(d) of the Receivables Purchase Agreement have been met.


                                       CANADIAN PURCHASE AND SALE AGREEMENT - 17

                                     ARTICLE VIII
                         ADDITIONAL RIGHTS AND OBLIGATIONS IN
                              RESPECT OF THE RECEIVABLES


    SECTION 8.1 RIGHTS OF AFC. The Originator hereby authorizes AFC, the Servicer or their respective designees to take any and all steps in the Originator's name necessary or desirable, in their respective determination, to collect all amounts due under any and all Receivables, including, without limitation, indorsing the name of the Originator on checks and other instruments representing Collections and enforcing such Receivables and the provisions of the related Contracts that concern payment and/or enforcement of rights to payment.

    SECTION 8.2 RESPONSIBILITIES OF THE ORIGINATOR. Anything herein to the contrary notwithstanding:

         (a)the Originator agrees to direct its Obligors to make payments of Receivables directly to a post office box related to the relevant Lock-box Account at a Lock-box Bank. The Originator further agrees to transfer any Collections that it receives directly to the Servicer (for AFC's account) within one Business Day of receipt thereof, and agrees that all such Collections shall be deemed to be received in trust for AFC and shall be maintained and segregated separate and apart from all other funds and monies of the Originator until transfer of such Collections to the Servicer,

         (b)the Originator shall perform its obligations hereunder, and the exercise by AFC or its designee of any of its rights hereunder shall not relieve the Originator from such obligations,

         (c)neither AFC, the Servicer, the Purchaser nor the Agent shall have any obligation or liability to any Obligor or any other third Person with respect to any Receivables, Contracts related thereto or any other related agreements, nor shall AFC, the Servicer, the Purchaser or the Agent be obligated to perform any of the obligations of the Originator thereunder, and


         (d)the Originator hereby grants to the Servicer an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of the Originator all steps necessary or advisable to indorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by such Originator or transmitted or received by AFC (whether or not from the Originator) in connection with any Receivable.

    SECTION 8.3 FURTHER ACTION EVIDENCING PURCHASES. The Originator agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Servicer may reasonably request in order to perfect, protect or more fully evidence the Receivables (and the rights related thereto that are of the type described in SECTION 1.1) purchased by AFC hereunder, or to enable AFC to exercise or enforce any of its rights


                                       CANADIAN PURCHASE AND SALE AGREEMENT - 18
hereunder or under any other Transaction Document. Without limiting the generality of the foregoing, upon the request of the Servicer, the Originator will:

         (a)execute and file such financing or financing change statements or other similar statements, or amendments thereto or assignments thereof, and such other instruments or notices as may be necessary or appropriate, and

         (b)mark the master data processing records that evidence or list (i) such Receivables and (ii) related Contracts with the legend set forth in
    SECTION 5.1(J).

The Originator hereby authorizes AFC or its designee to file one or more financing or financing change statements, and amendments thereto and assignments thereof, relative to all or any of the Receivables (and the rights related thereto that are of the type described in SECTION 1.1) now existing or hereafter generated by the Originator. If the Originator fails to perform any of its agreements or obligations under this Agreement, AFC or its designee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of AFC or its designee incurred in connection therewith shall be payable by the Originator as provided in
SECTION 10.1.

    SECTION 8.4 APPLICATION OF COLLECTIONS. Any payment by an Obligor in respect of any indebtedness owed by it to the Originator shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by AFC or the Agent, be applied as a Collection of any Receivable or Receivables of such Obligor to the extent of any amounts then due and payable thereunder before being applied to any other indebtedness of such Obligor.


                                      ARTICLE IX
                         PURCHASE AND SALE TERMINATION EVENTS


    SECTION 9.1 PURCHASE AND SALE TERMINATION EVENTS. Each of the following events or occurrences described in this SECTION 9.1 shall constitute a "PURCHASE AND SALE TERMINATION EVENT":

         (a)a Termination Event shall have occurred and, in the case of a Termination Event (other than one described in Section 9.01(e), (g), (h) or
    (i) of the Receivables Purchase Agreement), the Agent, at the request (or with the consent) of the Purchaser, shall have declared the Commitment Termination Date to have occurred, or


         (b)the Originator shall fail to make any payment or deposit to be made by it hereunder when due and such failure shall remain unremedied for five
    (5) Business Days, or


                                       CANADIAN PURCHASE AND SALE AGREEMENT - 19

         (c)any representation or warranty made or deemed to be made by the Originator (or any of its officers) under or in connection with this Agreement, any other Transaction Documents or any other information or report delivered pursuant hereto or thereto shall prove to have been false or incorrect in any material respect when made or deemed made, or

         (d)the Originator shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed and such failure shall remain unremedied for 30 calendar days after written notice thereof shall have been given by the Servicer to the Originator,

         (e)an Event of Bankruptcy shall have occurred with respect to the Originator or AFC, or

         (f)AFC shall fail to make any payment to the Originator in respect of the Purchase Price required hereunder, and such failure shall remain unremedied for 30 days after notice thereof to AFC, or

         (g)any Canadian taxes shall be required to be withheld on any payment pursuant to SECTION 10.3.

    SECTION 9.2  REMEDIES.

    (a)OPTIONAL TERMINATION. Upon the occurrence of a Purchase and Sale Termination Event, but subject to the proviso in SECTION 1.5, AFC (and not the Servicer) shall have the option by notice to the Originator (with a copy to the Agent) to declare the Purchase and Sale Termination Date to have occurred.

    (b)REMEDIES CUMULATIVE. Upon any termination of the Purchase Facility pursuant to this Section, AFC shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative. Without limiting the foregoing, the occurrence of the Purchase and Sale Termination Date shall not deny AFC any remedy in addition to termination of the Purchase Facility to which AFC may be otherwise appropriately entitled, whether at law or equity.


                                      ARTICLE X
                                   INDEMNIFICATION


    SECTION 10.1 INDEMNITIES BY AMPHENOL AND THE ORIGINATOR. Without limiting any other rights that AFC may have hereunder or under applicable law, the Originator, severally and for itself alone, and Amphenol, jointly and severally with the Originator, hereby agrees to indemnify AFC


                                       CANADIAN PURCHASE AND SALE AGREEMENT - 20
and each of its officers, directors, employees and agents (each of the foregoing Persons being individually called a "PURCHASE AND SALE INDEMNIFIED PARTY"), forthwith on demand, from and against any and all damages, losses, claims, judgments, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively called "PURCHASE AND SALE INDEMNIFIED AMOUNTS") awarded against or incurred by any of them arising out of or as a result of the failure of the Originator to perform its obligations under this Agreement, any other Transaction Document or arising out of the claims asserted against a Purchase and Sale Indemnified Party relating to the transactions contemplated herein or therein or the use of proceeds herefrom or therefrom; EXCLUDING, HOWEVER: (i) Purchase and Sale Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Purchase and Sale Indemnified Party, (ii) any indemnification that has the effect of recourse for non-payment of the Receivables to any Amphenol Person (except as otherwise specifically provided under this Section) and (iii) any tax based upon or measured by net income or gross receipts. Without limiting the foregoing, the Originator, severally and for itself alone, and Amphenol, jointly and severally with the Originator, indemnifies each Purchase and Sale Indemnified Party for Purchase and Sale Indemnified Amounts relating to or resulting from:

         (a)the transfer by the Originator of an interest in any Receivable to any Person other than AFC,

         (b)the breach of any representation or warranty made by the Originator (or any of its officers) under or in connection with this Agreement or any other Transaction Document, or any information or report delivered by the Originator pursuant hereto or thereto that shall have been false or incorrect in any material respect when made or deemed made,

         (c)the failure by the Originator to comply with any applicable law, rule or regulation with respect to any Receivable generated by the Originator or the related Contract, or the nonconformity of any Receivable generated by the Originator or the related Contract with any such applicable law, rule or regulation,

         (d)the failure to vest and maintain vested in AFC an ownership interest in the Receivables generated by the Originator free and clear of any Adverse Claim, other than an Adverse Claim arising solely as a result of an act of AFC, whether existing at the time of the purchase of such Receivables or at any time thereafter,

         (e)the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables or purported Receivables generated by the Originator, whether at the time of any purchase or at any subsequent time,

         (f)any dispute, claim, offset or defense (other than discharge in bankruptcy) of the Obligor to the payment of any Receivable or purported Receivable generated by the Originator (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against


                                       CANADIAN PURCHASE AND SALE AGREEMENT - 21
    it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to any such Receivable or the furnishing of or failure to furnish such merchandise or services,

         (g)any product liability claim arising out of or in connection with merchandise or services that are the subject of any Receivable generated by the Originator,

         (h)any tax or governmental fee or charge (other than any tax excluded pursuant to CLAUSE (III) in the proviso to the preceding sentence), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase or ownership of the Receivables generated by the Originator or any Related Security connected with any such Receivables, and

         (i)any losses resulting from the U.S. Dollar-equivalent value of collections of any Canadian Dollar-denominated Receivable being less than the anticipated full value of such collections on the date such Receivable was added to the Portfolio solely as a result of a weakening of the Canadian Dollar versus the U.S. Dollar from such date).

    If for any reason the indemnification provided above in this Section is unavailable to a Purchase and Sale Indemnified Party or is insufficient to hold such Purchase and Sale Indemnified Party harmless, then the Originator, severally and for itself alone, and Amphenol, jointly and severally with the Originator, shall contribute to the amount paid or payable by such Purchase and Sale Indemnified Party to the maximum extent permitted under applicable law.

    SECTION 10.2 CURRENCY INDEMNITY. If for the purposes of obtaining judgment in any court or tribunal it becomes necessary to convert any amount due under this Agreement in one currency into another currency, then the conversion shall be made at the "buy rate" for such currency as most recently published in the "Wall Street Journal" on the date on which the judgment is given. If such rate prevailing on the date of payment is different from the prevailing rate on the date on which the judgment is given, the Originator shall pay such additional amount (if any) as may be necessary to ensure that the amount paid on the date of payment is the amount in such other currency that, when converted at the rate prevailing on the date of payment, is the amount then due under this Agreement in the currency in which it is due, together with all costs, charges and expenses of conversion. Any amount due from the Originator under this Section shall be due as a separate obligation and shall not be affected by judgment being obtained for any other sum due under or in respect of this Agreement.

    SECTION 10.3 TAXES AND DEDUCTIONS. Any and all payments to be made by the Servicer or the Originator under this Agreement shall be made in full, without set-off or counterclaim, and free of and without deduction or withholding for or on account of any present or future Canadian taxes of any nature whatsoever imposed or levied upon or in respect of any such payments; PROVIDED, that if the Servicer or the Originator shall be required by law to deduct or withhold any Canadian taxes from or in respect of any such payment, then:


                                       CANADIAN PURCHASE AND SALE AGREEMENT - 22

         (a) the payment or sum payable shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional amounts paid under this Section) the recipient of such payment shall receive an amount equal to the amount that it would have received if no deduction or withholding had been made, and

         (b) the Servicer or the Originator, as applicable, shall pay the full amount deducted or withheld to the relevant taxation or other authority in accordance with applicable law.


                                      ARTICLE XI
                                    MISCELLANEOUS


    SECTION 11.1 AMENDMENTS, WAIVERS, ETC.(a) The provisions of this Agreement may from time to time be amended, modified or waived if such amendment, modification or waiver is in writing and consented to by AFC, the Servicer and the Originator (with respect to an amendment) or by AFC (with respect to a waiver or consent by it).

    (b)No failure or delay on the part of AFC, the Servicer, the Originator or any third party beneficiary in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on AFC, the Servicer, Amphenol or the Originator in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by AFC or the Servicer under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

    (c)The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings.

    SECTION 11.2 NOTICES, ETC. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by facsimile (to be followed by mail) to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective: (i) if personally delivered, when received, and (ii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.


                                       CANADIAN PURCHASE AND SALE AGREEMENT - 23

    SECTION 11.3 CUMULATIVE REMEDIES. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, Amphenol and the Originator hereby authorize AFC, at any time and from time to time, to the fullest extent permitted by law, to setoff, against any obligations of the Originator to AFC arising in connection with the Transaction Documents (including, without limitation, amounts payable pursuant to SECTION 10.1) that are then due and payable or that are not then due and payable but are accruing in respect of the then current Settlement Period, any and all indebtedness at any time owing by AFC to or for the credit or the account of Amphenol or the Originator.

    SECTION 11.4 BINDING EFFECT; ASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of AFC, Amphenol and the Originator and their respective successors and permitted assigns. The Originator may not assign any of its rights hereunder or any interest herein without the prior written consent of AFC, except as otherwise herein specifically provided. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the parties hereto shall agree. The rights and remedies with respect to any breach of any representation and warranty made by the Originator pursuant to
ARTICLE VI and the indemnification and payment provisions of ARTICLE X and
SECTION 11.6 shall be continuing and shall survive any termination of this Agreement.

    SECTION 11.5 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW.

    SECTION 11.6 COSTS, EXPENSES AND TAXES. In addition to the obligations of the Originator under ARTICLE X, the Originator, severally and for itself alone, and Amphenol, jointly and severally with the Originator, agrees to pay on demand:

         (a)all costs and expenses in connection with the enforcement of this Agreement, the Originator Assignment Certificates and the other Transaction Documents; and

         (b)all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other Transaction Documents to be delivered hereunder, and agrees to indemnify each Purchase and Sale Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

    SECTION 11.7 SUBMISSION TO JURISDICTION; PROCESS AGENT. (A) EACH PARTY HERETO HEREBY IRREVOCABLY: (A) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ILLINOIS OR UNITED STATES FEDERAL COURTS SITTING IN CHICAGO, ILLINOIS, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY TRANSACTION DOCUMENT; (B) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR UNITED STATES FEDERAL COURT; (C) WAIVES, TO THE FULLEST EXTENT IT MAY


                                       CANADIAN PURCHASE AND SALE AGREEMENT - 24

EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING; (D) IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PERSON AT ITS ADDRESS SPECIFIED IN SECTION 11.2 (OR ALSO, WITH RESPECT TO THE ORIGINATOR, TO AMPHENOL PURSUANT TO CLAUSE (B)); AND (E) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECTION 11.7 SHALL AFFECT AFC'S RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING AGAINST AMPHENOL, ANY ORIGINATOR OR ITS RESPECTIVE PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS.

    (b) The Originator hereby irrevocably appoints Amphenol as its agent to receive, on behalf of the Originator and its property, service of copies of the summons and complaint and any other process that may be served in any such action or proceeding. Such service may be made by mailing or delivering a copy of such process to the Originator in care of Amphenol at Amphenol's address specified in SECTION 11.2, and the Originator hereby irrevocably authorizes and directs Amphenol to accept such service on its behalf. Amphenol agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Amphenol hereby accepts such appointment and agrees that it shall accept any such service and promptly forward such service to the Originator.

    SECTION 11.8 WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND AGREES
THAT: (A) ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND (B) ANY PARTY HERETO (OR ANY ASSIGNEE OR THIRD PARTY BENEFICIARY OF THIS AGREEMENT) MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

    SECTION 11.9  CAPTIONS AND CROSS REFERENCES; INCORPORATION BY REFERENCE.
The various captions (including, without limitation, the table of contents) in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to any underscored Section or Exhibit are to such Section



                                       CANADIAN PURCHASE AND SALE AGREEMENT - 25
or Exhibit of this Agreement, as the case may be. APPENDIX A and the Exhibits hereto are hereby incorporated by reference into and made a part of this Agreement.

    SECTION 11.10 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

    SECTION 11.11 ACKNOWLEDGMENT AND AGREEMENT. (a) By execution below, Amphenol and the Originator expressly acknowledge and agree that all of AFC's rights, title and interests in, to and under this Agreement shall be assigned by AFC pursuant to the Receivables Purchase Agreement, and Amphenol and the Originator consents to such assignment.

    (b) By execution below, the Originator acknowledges that the Purchaser and the Agent have entered into the Receivables Purchase Agreement in reliance upon AFC's identity as a legal entity separate from the Originator.

    SECTION 11.12 NO PROCEEDINGS. The Originator hereby covenants and agrees that it will not institute against AFC, or join any other Person in instituting against AFC, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under United States or Canadian federal or state, provincial or territorial bankruptcy, insolvency, arrangement or similar law so long as any Commercial Paper Notes issued by the Purchaser shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper Notes shall have been outstanding.















                                       CANADIAN PURCHASE AND SALE AGREEMENT - 26

    IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                             AMPHENOL FUNDING CORP.

                             By:___________________________________
                               Name:_______________________________
                               Title:______________________________

                             Address:  358 Hall Avenue
                                       Wallingford, Connecticut 06492
                                       Attention:  Treasurer
                                       Facsimile:  (203) 265-8628

                             AMPHENOL CORPORATION


                             By:___________________________________
                               Name:_______________________________
                               Title:______________________________

                             Address:  358 Hall Avenue
                                       Wallingford, Connecticut 06492
                                       Attention:  Treasurer
                                       Facsimile: (203) 265-8628

                             AMPHENOL CANADA CORP.

                             By:___________________________________
                               Name:_______________________________
                               Title:______________________________

                             Address:  20 Melford Drive
                                       Scarborough, Ontario M1B 2X6
                                       Canada
                                       Attention: Treasurer

                                  with copies of any notices to:

                                       Amphenol Corporation
                                       358 Hall Avenue
                                       Wallingford, Connecticut 06492
                                       Attention:  Treasurer
                                       Facsimile: (203) 265-8628


                                       CANADIAN PURCHASE AND SALE AGREEMENT - 27

                                      APPENDIX A
                                     DEFINITIONS


     SECTION 1.1 DEFINITIONS. As used in the Canadian Purchase and Sale Agreement or the Receivables Purchase Agreement, as the case may be, the following terms have the meanings as indicated:

     "ADVERSE CLAIM" means a lien, security interest, charge or encumbrance, or other right or claim of any Person.

     "AFC" has the meaning set forth in the preamble to the Canadian Purchase and Sale Agreement.

     "AFFILIATE" when used with respect to a Person means any other Person controlling, controlled by or under common control with such Person.

     "AGENT" has the meaning set forth in the preamble to the Receivables Purchase Agreement.

     "AGGREGATE INVESTMENT" means the sum of the U.S. Dollar amounts of all Investments in all Participations.

     "AMPHENOL" has the meaning set forth in the preamble to the Receivables Purchase Agreement.

     "AMPHENOL PERSON" means each of Amphenol, the Originator and each other Subsidiary or Affiliate of Amphenol.

     "AVAILABLE FUNDS" has the meaning set forth in Section 3.2 of the Canadian Purchase and Sale Agreement.


     "AVERAGE LOSS RATE" has the meaning set forth in Section 2.2(e) of the Canadian Purchase and Sale Agreement.

     "BANKS" means and includes Bank of Montreal and the various financial institutions as are, or may become, parties to the Liquidity Agreement, as the lenders thereunder, and any other or additional bank or other financial institution hereafter extending credit to or for the account of Purchaser or having a commitment to do either of the foregoing under the Liquidity Agreement.

     "BUSINESS DAY" means a day (other than a Saturday or a Sunday) on which both: (a) the Agent at its office in Chicago, Illinois is open for business and
(b) commercial banks in New York City and Toronto, Ontario, Canada are not authorized or required to be closed for business.


                                                                   DEFINITIONS 1

     "CANADIAN PURCHASE AND SALE AGREEMENT" means that certain Canadian Purchase and Sale Agreement, dated as of September 26, 1997, among Seller, the Originator and the Servicer, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof and with the Receivables Purchase Agreement.

     "COLLATERAL TRUSTEE" means Bank of Montreal Trust Company, as trustee under the Trust and Security Agreement, dated as of December 20, 1991, between the Purchaser, Bank of Montreal Trust Company, Bank of Montreal, the Surety Bond Provider and any successor thereof appointed pursuant thereto.

     "COLLECTIONS" means, with respect to any Receivable, all funds which either
(a) are received by the Originator, the Seller or the Servicer or any Servicer Person from or on behalf of the related Obligors (or from any drawing on any letter of credit supporting payment of such Receivable) in payment of any amounts owed (including, without limitation, purchase price, finance charges, interest and all other charges) in respect of such Receivable, or applied to such amounts owed by such Obligors (including, without limitation, insurance payments that the Originator or the Servicer applies in the ordinary course of its business to amounts owed in respect of such Receivable and net proceeds of sale or other disposition of repossessed goods or other collateral or property of the Obligor or any other party directly or indirectly liable for payment of such Receivable and available to the applied thereon), or (b) are deemed to have been received by Seller or any other Person as a Collection pursuant to Section
3.04 of the Receivables Purchase Agreement.

     "COMMERCIAL PAPER NOTES" means short-term promissory notes issued or to be issued by Purchaser to fund its investments in accounts receivable or other financial assets.

     "COMMITMENT" has the meaning set forth in Section 1.01 of the Receivables Purchase Agreement.

     "COMMITMENT FEES" means the "liquidity facility fee" and the "credit enhancement fee," if any, referred to in the Fee Letter.

     "COMMITMENT TERMINATION DATE" has the meaning set forth in Section 1.05 of the Receivables Purchase Agreement.

     "CONTRACT" means a contract between an Originator and any Person pursuant to or under which such Person shall be obligated to make payments to such Originator from time to time.

     "COST OF FUNDS DISCOUNT" has the meaning set forth in Section 2.2(a) of the Canadian Purchase and Sale Agreement.


     "CREDIT AND COLLECTION POLICY" means those credit and collection policies and practices relating to Contracts and Receivables of the Originator described in Schedule 7.01(g) to the Receivables Purchase Agreement, as modified without violating Section 7.03(c) of the Receivables Purchase Agreement.


                                                                   DEFINITIONS 2

     "DOLLARS" means dollars in lawful money of the United States of America.

     "EARNED YIELD" has the meaning set forth in Section 2.04(b) of the Receivables Purchase Agreement.

     "EVENT OF BANKRUPTCY" shall be deemed to have occurred with respect to a Person if either:

          (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

          (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

     "FEE LETTER" means the letter agreement, dated as of May 19, 1997, with respect to fees among Seller, Amphenol and the Agent, and any amendment or supplement thereto.

     "GAAP" means Canadian generally accepted accounting principles, consistently applied.

     "INDEMNIFIED PARTY" has the meaning set forth in Section 12.01(a) of the Receivables Purchase Agreement.

     "INITIAL CLOSING DATE," means the date on which the first purchases under the Canadian Purchase and Sale Agreement shall occur.

     "INSURANCE AGREEMENT" means and includes: (a) the Insurance and Reimbursement Agreement, dated as of December 20, 1991, between Purchaser, the Surety Bond Provider and the Agent and (b) any other agreement (other than the Liquidity Agreement) hereafter entered into by Purchaser providing for the issuance of one or more surety bonds or letters of credit supporting the payment of Portfolio Receivables or Purchaser's payment obligations under its Commercial Paper



                                                                   DEFINITIONS 3

Notes, as the case may be, in each case as amended, supplemented or otherwise modified from time to time.

     "INVESTMENT" has the meaning set forth in Section 2.03 of the Receivables Purchase Agreement.

     "LIQUIDITY AGREEMENT" means and includes: (a) the Liquidity Agreement, dated as of December 3, 1993 (and as amended by Amendment No. 1 to Liquidity Agreement, dated as of May 19, 1997), among the Purchaser, as borrower, Nesbitt Burns Securities, Inc., as servicing agent for the Purchaser, Bank of Montreal, as liquidity agent for the Banks, and the Banks (including Bank of Montreal), and (b) any other agreement hereafter entered into by the Purchaser providing for the making of loans or other extensions of credit to the Purchaser to support all or part of the Purchaser's payment obligations under the Commercial Paper Notes or to provide an alternate means of funding Investments in accounts receivable or other financial assets, and under which the amount available from such sale or such extension of credit is limited to an amount calculated by reference to the value or eligible unpaid balance of such accounts receivable or other financial assets or any portion thereof, in each case as amended, supplemented or otherwise modified from time to time; PROVIDED, that, for purposes of clarification, the Insurance Agreement is not a Liquidity Agreement.

     "LOCK-BOX ACCOUNTS" means those certain bank accounts with the numbers, and maintained at those certain locations, set forth on Section 6.01(n) of the Receivables Purchase Agreement, each of which is owned by the Seller and pledged on a first priority basis to the Purchaser pursuant to Section 13.01 of the Receivables Purchase Agreement; and any bank account that is hereafter created in accordance with, and to perform the function contemplated for "Lock-box Accounts" in, the Receivables Purchase Agreement.

     "LOCK-BOX AGREEMENT" means a letter agreement, in substantially the form of
Exhibit 5.01(h) to the Receivables Purchase Agreement, between the Seller and any Lock-box Bank.

     "LOCK-BOX BANK" means any of the banks holding one or more lock-box accounts for receiving Collections of Portfolio Receivables.

     "LOSS DISCOUNT" has the meaning set forth in Section 2.2(d) of the Canadian Purchase and Sale Agreement.

     "LOSS RATE" has the meaning set forth in Section 2.2(f) of the Canadian Purchase and Sale Agreement.

     "MATERIAL ADVERSE EFFECT" means, with respect to any event or circumstance, a material adverse effect on:

          (i) the ability of the Servicer, the Seller or the Originator to perform its obligations under the Receivables Purchase Agreement or any other Transaction Document or the performance of any such obligations,


                                                                   DEFINITIONS 4

          (ii) the validity or enforceability of, or collectibility of amounts payable under, the Receivables Purchase Agreement or any other Transaction Document,

          (iii) the status, existence, perfection or priority of the Purchaser's interest in the Receivables, including the Purchaser's unencumbered first priority interest therein, or

          (iv) the validity, enforceability or collectibility of the Receivables or Contracts.

     "MONTH-END BALANCE" has the meaning set forth in Section 2.2(g) of the Canadian Purchase and Sale Agreement.

     "MONTH END DATE" means the last day of each calendar month.

     "OBLIGATIONS" means: (a) all obligations of the Seller, the Servicer (so long as the Servicer is an Amphenol Person) and Amphenol to the Purchaser, the Agent and their respective successors, permitted transferees and assigns arising in connection with the Transaction Documents, and (b) all obligations of the Seller, the Servicer (so long as the Servicer is an Amphenol Person) and Amphenol to any Indemnified Party arising out of Section 12.01 of the Receivables Purchase Agreement, in each case howsoever earned, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due.

     "OBLIGOR" means a Person obligated to make payments with respect to a Receivable.

     "ORIGINATOR ASSIGNMENT CERTIFICATE" means each assignment, in substantially the form of Exhibit B to the Canadian Purchase and Sale Agreement, evidencing Seller's ownership of the Receivables generated by the Originator, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the Canadian Purchase and Sale Agreement.

     "ORIGINATOR" means Amphenol Canada Corp., an Ontario corporation, together with its successors as permitted under the Canadian Purchase and Sale Agreement.

     "PARTICIPATION" has the meaning set forth in Section 2.01(a)(i) of the Receivables Purchase Agreement.

     "PAYMENT DATE" means: (a) the Initial Closing Date and (b) the fifteenth day of each calendar month following thereafter or, if such day is not a Business Day, the next Business Day.

     "PERSON" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, government or any agency or political subdivision thereof or any other entity.

     "PORTFOLIO" means at any time all then outstanding Receivables.


                                                                   DEFINITIONS 5

     "PORTFOLIO RECEIVABLE" means a Receivable in the Portfolio.

     "PROGRAM FEE" means the "program fee" referred to in the Fee Letter.

     "PURCHASE" has the meaning set forth in Section 1.01(a) of the Receivables Purchase Agreement; IT BEING UNDERSTOOD, that a Reinvestment is not a "Purchase".

     "PURCHASE AND SALE INDEMNIFIED AMOUNTS" has the meaning set forth in
Section 10.1 of the Canadian Purchase and Sale Agreement.

     "PURCHASE AND SALE INDEMNIFIED PARTY" has the meaning set forth in Section
10.1 of the Canadian Purchase and Sale Agreement.

     "PURCHASE AND SALE TERMINATION DATE" has the meaning set forth in Section
1.5 of the Canadian Purchase and Sale Agreement.

     "PURCHASE AND SALE TERMINATION EVENT" has the meaning set forth in Section
9.1 of the Canadian Purchase and Sale Agreement.

     "PURCHASE FACILITY" has the meaning set forth in Section 1.1 of the Canadian Purchase and Sale Agreement.

     "PURCHASE PRICE" has the meaning set forth in Section 2.1 of the Canadian Purchase and Sale Agreement.

     "PURCHASE REPORT" has the meaning set forth in Section 2.1 of the Canadian Purchase and Sale Agreement.

     "PURCHASER" has the meaning set forth in the preamble of the Receivables Purchase Agreement.

     "RECEIVABLE" means any right to payment from an Obligor (other than an Amphenol Person) whether constituting an account, chattel paper, instrument or general intangible, arising from the sale by the Originator of its goods and services, and includes the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto.

     "RECEIVABLES PURCHASE AGREEMENT"means the Amended and Restated Receivables Purchase Agreement, dated as of May 19, 1997, among Amphenol Funding Corp., Amphenol Corporation, Pooled Accounts Receivable Capital Corporation and Nesbitt Burns Securities, Inc., as Agent, as amended by the First Amendment to Amended and Restated Receivables Purchase Agreement, dated as of September 26, 1997, as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof.


                                                                   DEFINITIONS 6

     "REINVESTMENT" has the meaning set forth in Section 1.01(b) of the Receivables Purchase Agreement.

     "RELATED SECURITY" means, with respect to any Receivable: (a) all of the Originator's interest in inventory and other goods (to the extent such inventory and other goods constitute merchandise), if any, relating to the sale that gave rise to such Receivable; (b) all other security interests or liens and property subject thereto (including any rights arising out of any financing statements related thereto) from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise; and (c) all guarantees, letters of credit and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise.

     "SELLER" has the meaning set forth in the preamble of the Receivables Purchase Agreement.

     "SERVICER" has the meaning set forth in Section 8.01(a) of the Receivables Purchase Agreement.

     "SERVICER PERSON" means the Originator, as agent of Amphenol (as Servicer) for the purpose of servicing, administering and collecting the portion of the Receivables sold by the Originator to Seller, as set forth in the Receivables Purchase Agreement and the Servicer Person Letter Agreement.

     "SERVICER PERSON LETTER AGREEMENT" has the meaning set forth in Section 8.01(c) of the Receivables Purchase Agreement.


     "SETTLEMENT DATE" means the last day of each Settlement Period.

     "SETTLEMENT PERIOD" for any Participation means each period commencing on the first day of each Yield Period for such Participation and ending on the last day of such Yield Period, and, on and after the Commitment Termination Date, such period (including, without limitation, a daily period) as shall be selected from time to time by the Agent or, in absence of any such selection, each period of thirty days from the last day of the immediately preceding Settlement Period; PROVIDED, HOWEVER, that with respect to any Yield Period of one day as described in CLAUSE (II) of the proviso clause of the definition of "Yield Period," the related Settlement Period shall be the first day following such Yield Period.

     "SPREAD DISCOUNT" has the meaning set forth in Section 2.2(c) of the Canadian Purchase and Sale Agreement.

     "SUBSIDIARY" means, with respect to any Person, any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned: (a) by such Person,
(b) by such Person and


                                                                   DEFINITIONS 7
one or more other Subsidiaries of such Person or (c) by one or more other Subsidiaries of such Person.

     "SURETY BOND" means a surety bond issued or to be issued by the Surety Bond Provider to the Collateral Trustee supporting the payment of Portfolio Receivables.

     "SURETY BOND PROVIDER" means Capital Market Assurance Corporation, as issuer of the Surety Bond.

     "TERMINATION EVENT" has the meaning set forth in Section 9.01 of the Receivables Purchase Agreement.

     "TRANSACTION DOCUMENTS" means the Receivables Purchase Agreement, the Fee Letter, the Servicer Person Letter Agreement, the Certificate, each Originator Assignment Certificate, the Canadian Purchase and Sale Agreement, the U.S. Purchase and Sale Agreement, the Lock-box Agreements and all other instruments, certificates, agreements, reports or documents delivered under or in connection with the Receivables Purchase Agreement, the Canadian Purchase and Sale Agreement or the U.S. Purchase and Sale Agreement (except the Liquidity Agreement), as any of the foregoing may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance therewith.

     "UCC" means, in respect of each state in the United States of America, the Uniform Commercial Code as from time to time in effect in such state, and, in respect of each province or territory of Canada, any applicable law of Canada or such province or territory relating to the registration, recording or perfection of security interests or the assignment of debts as from time to time in effect in such province or territory; PROVIDED, that if any terms that are used herein and are expressed to be as defined in the UCC and a particular jurisdiction's UCC does not define such term, then such term shall have the meaning assigned to it in the Personal Property Security Act (Ontario) from time to time in effect.

     "UNMATURED PURCHASE AND SALE TERMINATION EVENT" means any event which, with the giving of notice or lapse of time, or both, would become a Purchase and Sale Termination Event.


     "UNPAID BALANCE" means (i) with respect to any Receivable at any time the unpaid principal amount thereof and (ii) with respect to the Portfolio at any time the aggregate unpaid principal amount of all Receivables.

     "U.S. PURCHASE AND SALE AGREEMENT" means that certain Amended and Restated Purchase and Sale Agreement, dated as of May 19, 1997, among the Seller, the Originators named therein and the Servicer, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof and with the Receivables Purchase Agreement.


                                                                   DEFINITIONS 8

     "YIELD PERIOD" has the meaning set forth in Appendix A to the U.S. Purchase and Sale Agreement.

     SECTION 1.2 OTHER TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

     SECTION 1.3 COMPUTATION OF TIME PERIODS. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

     SECTION 1.4 OTHER DEFINITIONAL PROVISIONS (a) Each term defined in the singular form in SECTION 1.1 shall mean the plural thereof when the plural form of such term is used herein or in any Transaction Document or other document delivered pursuant thereto, and each term defined in the plural form in SECTION
1.1 shall mean the singular thereof when the singular form of such term is used herein or therein.

     (b) The words "hereof," "herein," "hereunder" and similar terms when used in this Appendix A or in any Transaction Document shall refer thereto as a whole and not to any particular provision thereof, and article, section, subsection, schedule and exhibit references in any Transaction Document are references to articles, sections, subsections, schedules and exhibits to such Transaction Document unless otherwise specified.


















                                                                   DEFINITIONS 9

                                                                       EXHIBIT A
                                         TO CANADIAN PURCHASE AND SALE AGREEMENT


                               FORM OF PURCHASE REPORT


-----------------
 PURCHASE REPORT                                       AS OF:
-----------------                                            ----------------


ORIGINATOR:         AMPHENOL CANADA CORP.


AGGREGATE UNPAID BALANCE:
                         ------------------------

PURCHASE DISCOUNT                  -------------------------
a. LOSS DISCOUNT                   -------------------------
b. COST OF FUNDS DISCOUNT          -------------------------
c. SPREAD DISCOUNT                 -------------------------

PURCHASE PRICE (AUB-PD)                   $0.0





                                      CANADIAN PURCHASE AND SALE AGREEMENT A - 1

                                                                       EXHIBIT B
                                         TO CANADIAN PURCHASE AND SALE AGREEMENT


                      FORM OF ORIGINATOR ASSIGNMENT CERTIFICATE
                      -----------------------------------------

     Reference is made to the Canadian Purchase and Sale Agreement, dated as of September 26, 1997 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "CANADIAN PURCHASE AND SALE AGREEMENT"), among the undersigned, Amphenol Funding Corp. ("AFC"), and Amphenol Corporation, individually and as the initial Servicer. Unless otherwise defined herein, capitalized terms used herein have the meanings provided in Appendix A to the Canadian Purchase and Sale Agreement.

     The undersigned hereby sells, assigns and transfers unto AFC and its successors and assigns all right, title and interest of the undersigned in and to:

          (a) each Receivable of the undersigned that existed and was owing to the undersigned as at the closing of the undersigned's business on _________, ____,

          (b) each Receivable created by the undersigned from and including the closing of the undersigned's business on _________, ____ to and including the Purchase and Sale Termination Date,

          (c) all rights to, but not the obligations under, all Related
     Security,

          (d) all monies due or to become due with respect to the Receivables described in CLAUSES (A) and (B),

          (e) all proceeds of Receivables described in CLAUSES (A) and (B) (as defined in the applicable UCC) that are or were received by the undersigned on or after the closing of the undersigned's business on _________, ____ including (without limitation) all funds that either are received by the undersigned, AFC or the Servicer from or on behalf of the Obligors in payment of any amounts owed (including, without limitation, invoice price, finance charges and all other charges) in respect of Receivables, or are applied to such amounts owed by the Obligors (including, without limitation, insurance payments that the undersigned or the Servicer applies in the ordinary course of its business to amounts owed in respect of any Receivable and net proceeds of sale or other disposition of repossessed goods or other collateral or property of the Obligors or any other parties directly or indirectly liable for payment of such Receivables), and

          (f) all books and records related to any of the foregoing.


                                      CANADIAN PURCHASE AND SALE AGREEMENT B - 1

Notwithstanding anything else herein to the contrary, there is hereby excluded from such sale any rights to recover, or any amounts payable by any Obligor with respect to, interest, finance charges or any similar charges on any Receivable the Obligor of which is not a resident of the United States.

     This Originator Assignment Certificate is made without recourse but on the terms and subject to the conditions set forth in the Transaction Documents to which the undersigned is a party. The undersigned acknowledges and agrees that AFC and its successors and assigns are accepting this Originator Assignment Certificate in reliance on the representations, warranties and covenants of the undersigned contained in the Transaction Documents to which the undersigned is a party.

     THIS ORIGINATOR ASSIGNMENT CERTIFICATE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE CANADIAN PURCHASE AND SALE AGREEMENT AND THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

     The undersigned hereby certifies that, in respect of the Receivables described in CLAUSE (A) above, each of the conditions set forth in Section 5.1 of the Canadian Purchase and Sale Agreement are satisfied as of the date hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Originator Assignment Certificate to be duly executed and delivered by its duly authorized officer as of this ____ day of _________, ____.


                                   AMPHENOL CANADA CORP.


                                   By:______________________________
                                     Name:__________________________
                                     Title:_________________________







                                      CANADIAN PURCHASE AND SALE AGREEMENT B - 2

                                                                       EXHIBIT C
                                         TO CANADIAN PURCHASE AND SALE AGREEMENT


                                     PROCEEDINGS
                                     -----------

                                         NONE




















                                      CANADIAN PURCHASE AND SALE AGREEMENT C - 1

                                                                       EXHIBIT D
                                         TO CANADIAN PURCHASE AND SALE AGREEMENT


                                   OFFICE LOCATIONS
                                   ----------------

20 Melford Drive
Scarborough, Ontario M1B 2X6
Canada























                                      CANADIAN PURCHASE AND SALE AGREEMENT D - 1

                                                                       EXHIBIT E
                                         TO CANADIAN PURCHASE AND SALE AGREEMENT


                      TRADE NAMES AND CORPORATE REORGANIZATIONS
                      -----------------------------------------

LEGAL ENTITY                  TRADE NAMES
------------                  -----------

AMPHENOL CANADA CORP.         Amphenol Canada Corp.


























                                      CANADIAN PURCHASE AND SALE AGREEMENT E - 1